UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2014

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Advanced Energy Industries, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	000-26966	84-0846841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado	80525
(Address of principal executive offices)	(Zip Code)

(970) 221-4670
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On May 27, 2014, Garry Rogerson, Chief Executive Officer of Advanced Energy Industries, Inc., advised the Board of Directors of the company of his decision to step down from his role as Chief Executive Officer upon appointment of his successor. Pursuant to the Executive Transition and Separation Agreement disclosed in paragraph (e) below, Mr. Rogerson also will resign as a director of the company when a successor Chief Executive Officer is appointed.

(e)     On June 1, 2014, Advanced Energy and Mr. Rogerson entered into an Executive Transition and Separation Agreement, which provides for Mr. Rogerson to remain active in his role as Chief Executive Officer until his successor is appointed or the Board of Directors otherwise notifies Mr. Rogerson that his services are no longer needed. Mr. Rogerson will continue to receive his current base salary during such transition period. In the transition agreement, Mr. Rogerson has agreed to a standard general release, confidentiality agreement and a 24-month period during which Mr. Rogerson may not solicit employees of the Company.

Subject to the conditions set forth in the transition agreement, following the transition period, the Company will make a lump sum payment to Mr. Rogerson in an amount equal to:

1)	12 months of his current base salary ($600,000); plus

2)	A pro-rata portion of his 2014 target bonus, based on the date his employment terminates.
This severance payment will be paid to Mr. Rogerson no later than 30 days following the CEO transition period.

The transition agreement provides that Mr. Rogerson’s equity will continue to vest until November 17, 2014 and all short term and long term incentive awards, including equity awards, that are unvested as of November 18, 2014 are cancelled.

Mr. Rogerson also has agreed to serve as an advisor to the company for six months after the CEO transition period, to provide continued assistance with the transition and other matters. His compensation as an advisor will be $66,600 per month. Mr. Rogerson’s options will continue to be exercisable during this period.

The foregoing summary description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 10.1 and incorporated by reference herein.

Item 8.01 Other Events.

On June 2, 2014, Advanced Energy issued a press release announcing Mr. Rogerson’s intention to resign. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Executive Transition and Separation Agreement, dated May 31, 2014
99.1	Press release dated June 2, 2014 by Advanced Energy Industries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Thomas O. McGimpsey
Date: June 2, 2014	Thomas O. McGimpsey
Executive Vice President of Corporate Development and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Executive Transition and Separation Agreement, dated May 31, 2014
99.1	Press release dated June 2, 2014 by Advanced Energy Industries